UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 15, 2000


                                     0-27352
                            (Commission File Number)


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                                 HYBRIDON, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                                             3072298
        (State of Incorporation)                             (IRS Employer
                                                         Identification Number)


                    155 Fortune Blvd., Milford, Massachusetts
                    01757 (Address of registrant's principal
                                executive office)


                                 (508) 482-7500
                         (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS

         On February 15, 2000, Hybridon, Inc. issued the press release attached hereto as Exhibit 99.1.


ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit No.                       Title
         -----------                       -----

             99.1               Press release dated February 15, 2000


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

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    HYBRIDON, INC.

                                    By: /s/ Sudhir Agrawal
                                       -----------------------------------
                                    Name:  Sudhir Agrawal
                                    Title: President and Acting Chief
                                           Executive Officer

                                    Date: February 15, 2000

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